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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)
RMR Asia Real Estate Fund (RAF)
RMR Dividend Capture Fund (RCR)
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)
RMR Asia Real Estate Fund (RAF)
RMR Dividend Capture Fund (RCR)

400 Centre Street, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON APRIL 7, 2008

To the Shareholders of the above Funds:

        Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund, each a Massachusetts business trust (individually, a "fund" and collectively, the "funds"), will be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, April 7, 2008, at 9:30 a.m. (Eastern Daylight Savings Time) and any adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings"), for the following purposes:

  1.
  To elect one trustee (i) with respect to each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund, by holders of common shares and preferred shares of the applicable fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund, by holders of common shares of the applicable fund, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("proposal 1"); and

  2.
  To transact such other business as may properly come before the annual meetings or any adjournments or postponements thereof.

        THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 WITH RESPECT TO ITS RESPECTIVE FUND.

        We encourage you to contact the firm assisting the funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Brokers and banks may call Innisfree, collect, at (212) 750-5833. All other shareholders may call Innisfree, toll free, at (877) 750-9496.

        Shareholders of record at the close of business on February 1, 2008, are entitled to notice of and to vote at the annual meetings.

By order of the Boards of Trustees,

JENNIFER B. CLARK, Secretary of
each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund
Newton, Massachusetts February 22, 2008

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED.

        IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE MEETING.

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)
RMR Asia Real Estate Fund (RAF)
RMR Dividend Capture Fund (RCR)

400 Centre Street, Newton, Massachusetts 02458

JOINT PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Monday, April 7, 2008

February 22, 2008

        This joint proxy statement is furnished in connection with the solicitation by the boards of trustees (each a "board" and collectively, the "boards"), and the trustees (each trustee a "trustee" and collectively, the "trustees") of each of RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR), RMR Asia Pacific Real Estate Fund (RAP), RMR Asia Real Estate Fund (RAF) and RMR Dividend Capture Fund (RCR), each a Massachusetts business trust (each a "fund", and collectively, the "funds"), of proxies to be voted at the annual meeting of shareholders of the funds to be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, April 7, 2008, at 9:30 a.m. (Eastern Daylight Savings Time) and at any and all adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings").

        The following table indicates the proposals in respect of which votes are solicited by this joint proxy statement and the class of shares solicited for each proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect one trustee	Preferred shares and common shares of the applicable fund, voting together as a single class, with respect to RMR, RHR, RFR and RDR; and common shares of the applicable fund with respect to RAP, RAF and RCR.

        This joint proxy statement and the enclosed proxy cards are being first sent to shareholders on or about February 22, 2008. Each fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the fund at 400 Centre Street, Newton, MA 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the funds' website at www.rmrfunds.com.*

*
The Internet address for the funds is included several times in this joint proxy statement as a textual reference only, and the information on the website is not incorporated by reference into this joint proxy statement.

        The record date for each annual meeting is February 1, 2008. Only shareholders of record as of the close of business on February 1, 2008, are entitled to notice of, and to vote at, the applicable annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following outstanding shares:

Fund	AMEX Symbol†	Number of Common Shares	Series and Number of Preferred Shares
RMR Real Estate Fund	RMR	6,824,000	Series T: 2,000
RMR Hospitality and Real Estate Fund	RHR	2,485,000	Series Th: 1,120
RMR F.I.R.E. Fund	RFR	1,484,000	Series W: 640
RMR Preferred Dividend Fund	RDR	2,646,538	Series M: 900
RMR Asia Pacific Real Estate Fund	RAP	1,755,000	None
RMR Asia Real Estate Fund	RAF	4,755,000	None
RMR Dividend Capture Fund	RCR	1,255,000	None(1)

†
The common shares of each Fund are listed for trading on the American Stock Exchange, or AMEX. The preferred shares of each fund are not listed for trading on any national securities exchange.

(1)
On February 6, 2008, the pricing committee of RCR's board of trustees designated a new series of RCR preferred shares as Series F and authorized 400 shares of that new series. On February 6, 2008, RCR issued all its currently authorized Series 400 preferred shares. As that date of issuance was after the February 1, 2008 record date for the annual meeting for RCR, RCR preferred shareholders will not be entitled to vote at the annual meeting for RCR.

        The principal executive offices of the funds are located at 400 Centre Street, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at each annual meeting. Thirty three and one third percent (33 1/3%) of the shares of a fund entitled to vote on a particular matter at that fund's annual meeting, represented in person or by proxy, will constitute a quorum for voting on that particular matter. Common shares and preferred shares, if any, of a fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for that fund's annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. There will be no broker non-votes with respect to proposal 1 as brokers will have discretionary authority to vote on that proposal.

        Shares represented by proxies which are marked "WITHHOLD" with regard to proposal 1 will be counted as shares present for purposes of determining whether a quorum is present at that fund's annual meeting but will have no effect on the outcome of the vote on proposal 1.

        Failure of a quorum to be present at any annual meeting will necessitate adjournment of that meeting and will subject that fund to additional expense. An adjournment of an annual meeting will require the affirmative vote of a majority of the shares of that fund present in person or represented by proxy at the meeting.

        The holders of the outstanding common and preferred shares, if any, of each fund are entitled to one vote per share with respect to proposals of that fund upon which such holders are entitled to vote.

        Approval of proposal 1 for RMR, RHR, RFR, RDR, RAP and RAF requires the affirmative vote of a plurality of the respective fund's shares voting on such proposal.

        Approval of proposal 1 for RCR requires the affirmative vote of a majority of the votes cast at the annual meeting for RCR on such proposal.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions with respect to a fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR proposal 1 to the extent that your shares are entitled to be voted on the proposal. If other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at a fund's annual meeting by timely filing with that fund a written notice of revocation, by timely delivering to that fund a duly executed proxy bearing a later date or by attending that fund's annual meeting and voting in person. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the meeting.

        IMPORTANT: If your shares are held in "street name" through a brokerage firm, bank, nominee or other institution, please contact the person responsible for your account and give instructions on how to vote your shares.

        If you have any questions or need assistance in voting your shares, please call the firm assisting the funds in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Banks and Brokers Call Collect at (212) 750-5833
Other Shareholders Call Toll Free at (877) 750-9496

        The proposal for shareholder votes and the recommendation of the boards of trustees with regard to such proposal are set forth below.

INFORMATION RELATING TO TRUSTEES.

        Each fund's board is divided into three classes. For each fund, there is one trustee (Mr. Harrington) in class I whose current term expires in 2008 and who is being proposed for re-election. For each fund, there are two trustees in class II (Messrs. Bailey and Martin) whose current terms expire in 2009. For each fund, there are two trustees in class III (Messrs. Portnoy and Koumantzelis) whose current terms expire in 2010. Trustees in each class of a fund are elected and hold office for a term expiring at the fund's annual meeting held in the third year following the year of their election, with each trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the Investment Company Act of 1940, as amended, or the "1940 Act", and the organizational documents of each of RMR, RHR, RFR, RDR and RCR, generally holders of preferred shares of RMR, RHR, RFR, RDR and RCR, voting separately as a single class, elect two trustees (Messrs. Portnoy and Martin presently represent the holders of each of those fund's preferred shares) to the applicable fund, and the remaining trustees of those funds are elected by the applicable holders of the common shares and preferred shares of RMR, RHR, RFR, RDR and RCR, voting together as a single class. The applicable holders of common shares of RAP and RAF elect all of the trustees to those funds.

        A majority of the trustees of each fund's board are not "interested persons" within the meaning of the 1940 Act. Messrs. Harrington, Bailey and Koumantzelis are not "interested persons" of any of the funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested trustees".

        The board of each fund has determined that a majority of the trustees of its fund's board are independent trustees pursuant to the corporate governance standards for companies listed on the AMEX. In determining independence pursuant to AMEX standards, each year each fund's board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates. When assessing a trustee's relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee's standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The board of each fund has determined that, with respect to its fund, Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under AMEX rules. Additional information regarding the nominee and trustees is included in this joint proxy statement under the heading "Information Regarding Nominee and Trustees of the Funds".

Proposal 1: Election of one trustee in class I of each fund's board of trustees by holders of common shares and preferred shares of the applicable fund, voting together as a single class, with respect to each of RMR, RHR, RFR and RDR, and by holders of common shares of the applicable fund with respect to each of RAP, RAF and RCR.

ELECTION OF TRUSTEE

        In proposal 1, holders of common shares and preferred shares of each of RMR, RHR, RFR and RDR, voting together as a single class, and holders of common shares of each of RAP, RAF and RCR, respectively, are being asked to elect Mr. Harrington as a class I trustee of their fund when his term as a class I trustee of their fund expires in 2008.

        In making their recommendation below, the nominating committee of each fund considered Mr. Harrington's qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services to the fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committees deemed appropriate. Mr. Harrington has been designated as a class I trustee by the board of each respective fund and is the nominee of the nominating committees of each of RMR, RHR, RFR and RDR for election by common shareholders and preferred shareholders of the applicable funds, and the nominating committees of each of RAP, RAF and RCR for election by the common shareholders of the applicable funds, at the respective fund's annual meeting to serve until the respective fund's 2011 annual meeting, and to hold office until the expiration of the term of the class I trustee and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Harrington, unless a proxy is marked otherwise. Mr. Harrington has agreed to serve as trustee of each fund if elected. However, if Mr. Harrington becomes unable or unwilling to accept nomination for election to the board of any fund, the proxies will be voted for a substitute nominee designated by that fund's board or nominating committee. The boards have no reason to believe that Mr. Harrington will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. HARRINGTON.

SOLICITATION OF PROXIES

        The funds will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, the funds' trustees, officers and other employees may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation. The funds will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the funds and obtain their voting instructions. The funds will reimburse those firms for their expenses. In addition, the funds have retained Innisfree M&A Incorporated ("Innisfree") to assist in the solicitation of proxies for a fee not to exceed $37,000 plus reimbursement for out of pocket expenses. The funds have agreed to indemnify Innisfree against certain liabilities arising out of the funds' agreement with Innisfree.

INFORMATION REGARDING NOMINEE AND TRUSTEES OF THE FUNDS

        Certain information concerning the nominee and trustees of the funds is set forth below. The nominee for each fund is currently a trustee of those funds. Each fund is a closed end registered investment management company advised by RMR Advisors, Inc. ("RMR Advisors"). MacarthurCook Investment Managers Limited serves as a subadvisor to RAP and RAF. The "interested persons" (as defined by Section 2(a)(19) of the 1940 Act) who are trustees of the funds are noted as "interested trustees". Unless otherwise specified, the business address of the nominee and trustees of the funds, and of RMR Advisors, is 400 Centre Street, Newton, Massachusetts 02458. The business address of MacarthurCook Investment Managers Limited is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

        During 2007, the boards of RMR, RHR, RFR, RDR and RAP each held eight meetings, and the board of RAF held four meetings. The board of RCR held one meeting in 2007. RAF and RCR commenced operations in May 2007 and December 2007, respectively. No trustee attended less than 75% of the meetings of any fund's board or board committee on which he served. All members of the board of a fund are encouraged, but not required, to attend that fund's annual meeting of shareholders. All members of the board of each of RMR, RHR, RFR, RDR and RAP attended that fund's annual meeting of shareholders held in 2007. Neither RAF nor RCR held an annual meeting of shareholders in 2007 as RAF and RCR each had only a partial year of operations in 2007.

        Biographical and other information as of January 29, 2008, relating to the trustee nominee standing for election at the 2008 annual meetings are set forth below. Mr. Harrington is not an "interested person", as defined in the 1940 Act, of any fund. He is a member of each fund's audit, compensation, and nominating committees.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*

Disinterested Trustee Nominee
John L. Harrington (71)	Class I Trustee to serve until 2008—RMR (5); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
		Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation—1982 to 2006; trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; trustee of Hospitality Properties Trust—1995 to present; trustee of Senior Housing Properties Trust—1999 to present; director of Five Star Quality Care, Inc.—2001 to 2003; trustee of RMR Funds Series Trust—October 2007 to present.	8

*
RMR Funds is a fund complex consisting of each of the funds and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust).

        Biographical and other information as of January 29, 2008, relating to the trustees who are not standing for reelection at the 2008 annual meetings are set forth below. Mr. Portnoy is an "interested person", as defined by the 1940 Act, of the funds as a result of his ownership of, and current positions with, RMR Advisors. Mr. Martin is an "interested person", as defined in the 1940 Act, of each fund as a result of his former ownership of, and current positions with, RMR Advisors. Neither of Messrs. Bailey and Koumantzelis are an "interested person", as defined by the 1940 Act, of any fund. Messrs. Bailey and Koumantzelis are members of each fund's audit, compensation, and nominating committees.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of portfolios in fund complex overseen by trustee.*

Interested Trustees
Barry M. Portnoy (62)	Class III Trustee to serve until 2010—RMR (6); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
		Chairman of Reit Management & Research LLC—1986 to present; Director and Vice President of RMR Advisors—2002 to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund—inception to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present; managing director of TravelCenters of America LLC—2007 to present; trustee of RMR Funds Series Trust—inception to present.	8

*
RMR Funds is a fund complex consisting of each of the funds and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust).

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of portfolios in fund complex overseen by trustee.*

Gerard M. Martin (73)	Class II Trustee to serve until 2009—RMR (6); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).	Director of Reit Management & Research LLC—1986 to present; director and Vice President of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to 2007; managing trustee of Hospitality Properties Trust—1995 to 2007; managing trustee of HRPT Properties Trust—1986 to 2006; trustee of RMR Funds Series Trust—inception to present.	8
Disinterested Trustees
Frank J. Bailey (52)	Class II Trustee to serve until 2009—RMR (5); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).	Partner in the Boston law firm of Sherin and Lodgen LLP—1988 to present; trustee of Hospitality Properties Trust—2003 to present; trustee of Senior Housing Properties Trust—2002 to present; director of Appleseed Foundation, Washington, D.C.—1997 to present; trustee of RMR Funds Series Trust—October 2007 to present.	8

*
RMR Funds is a fund complex consisting of each of the funds and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust).

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of portfolios in fund complex overseen by trustee.*

Arthur G. Koumantzelis (77)	Class III Trustee to serve until 2010—RMR (5); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).	President and Chief Executive Officer of AGK Associates LLC—2007 to present; President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007; trustee of Hospitality Properties Trust—1995 to 2007; director of Five Star Quality Care, Inc.—2001 to present; director of TravelCenters of America LLC—2007 to present; trustee of Senior Housing Properties Trust—1999 to 2003; trustee of RMR Funds Series Trust—October 2007 to present.	8

*
RMR Funds is a fund complex consisting of each of the funds and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust).

COMPENSATION OF TRUSTEES

        Trustees who are "interested persons", as defined by the 1940 Act, receive no compensation for services as a trustee from any fund. The following table sets forth the compensation of the disinterested trustees from each of the funds for service to the funds for the fiscal year ended December 31, 2007.

	RMR	RHR	RFR	RDR
Frank J. Bailey	$7,350	$28,350	$7,350	$7,350
John L. Harrington	$7,000	$10,500	$7,000	$7,000
Arthur G. Koumantzelis	$7,000	$10,500	$7,000	$7,000

	RAP	RAF	Total compensation from the fund complex#
Frank J. Bailey	$7,350	$5,600	$63,350
John L. Harrington	$7,000	$5,250	$43,750
Arthur G. Koumantzelis	$7,000	$5,250	$43,750

#
The amounts in this column represent the aggregate compensation paid by the RMR Funds to each disinterested trustee of each of the funds. RCR did not commence operations until December 2007 and did not pay any compensation to the disinterested trustees for the fiscal year ended December 31, 2007. As of January 31, 2008, RAF and RCR have not paid any fees to any of the disinterested trustees for service to those funds in 2008. RAF and RCR expect to make future payments to each of the disinterested trustees in the amounts set forth below. Compensation from RMR Real Estate Securities Fund (a series of RMR Funds Series Trust), which is part of the same fund complex as each of the funds and which together comprise the RMR Funds, is not included in this column because RMR Real Estate Securities Fund did not commence operations until January 2008.

        The differences in compensation paid to the disinterested trustees from each of RMR, RHR, RFR, RDR, RAP, RAF and RCR are a reflection of two factors. First, RAF and RCR each had only a partial year of operation in 2007. Second, additional meetings were held in 2007 by the disinterested trustees of RHR comprising the special committee of the RHR board which was established by the RHR board in connection with RHR's litigation with its shareholder Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein and various affiliated entities and persons. This litigation relates to the enforceability of the provision in RHR's declaration of trust that restricts any one person or group of persons from owning more than 9.8% of RHR's shares. Additional information regarding this litigation is included in this joint proxy statement under the heading "Security Ownership of Certain Beneficial Owners".

        Until changed by a vote of the respective fund's boards, the compensation payable to each disinterested trustee by each fund in the fund complex is as follows:

Timing and Description	Amount
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer†	$3,500
For each meeting of the board of trustees or a board committee which is attended, an attendance fee*	$350

†
RMR Real Estate Securities Fund, which is part of the same fund complex as each of the funds and which together comprise the RMR funds, will pay its disinterested trustees an annual retainer of $3,500 but will not hold annual meetings of shareholders.

*
Only one attendance fee is payable if more than one meeting for a fund is held on the same day.

        In addition to the compensation paid to disinterested trustees, each fund in the fund complex reimburses all its trustees for expenses incurred in connection with their duties as trustees.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of a fund or other interested party of a fund who desires to communicate with the fund's trustees, individually or as a group, may do so by visiting the website of the funds (www.rmrfunds.com), by calling the fund's toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

BOARD COMMITTEES

        Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees with respect to its fund. A copy of the respective charters of the audit committees, compensation committees and nominating committees are available on the funds' website at www.rmrfunds.com. Each of these board committees is comprised of Messrs. Harrington, Bailey and Koumantzelis, the disinterested trustees, who are independent under applicable AMEX listing standards.

        The primary function of each audit committee is to assist its board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board determined that Mr. Koumantzelis is "independent" as defined by the rules of the Securities and Exchange Commission, or SEC, and the AMEX, and based upon his education and experience, possessed the requisite qualifications for designation, and so designated him as each fund's audit committee financial expert. During 2007, the audit committees of RMR, RHR, RFR, RDR and RAP each held four meetings. The RAF audit committee held three meetings in 2007. The audit committee of RCR held one meeting in 2007. RAF and RCR commenced operations in May 2007 and December 2007, respectively.

        The primary function of each compensation committee is to determine and review the fees paid by its fund to its trustees and to recommend to its fund's board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the fund. In 2007, the compensation committees of RMR, RHR, RFR, RDR, RAP and RAF each held two meetings. The compensation committee of RCR held one meeting in 2007.

        The primary function of each fund's nominating committee is to (i) identify individuals qualified to become trustees and select, or recommend that the board selects, disinterested trustee nominees for each annual meeting of the fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the board by its fund's shareholders. During 2007, the nominating committees of RMR, RFR, RDR and RAP each held two meetings. The RHR nominating committee held one meeting in 2007. The nominating committees of RAF and RCR did not hold any meetings in 2007.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        Each fund's declaration of trust requires compliance with certain procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund. If a shareholder who is entitled to do so under a fund's declaration of trust wishes to nominate a person or persons for election to the board or propose other business for the fund, that shareholder must provide a written notice to the fund's Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder's nomination or proposal. In addition, at the same time as or prior to the submission of a shareholder proposal of business at a meeting of the fund's shareholders that, if approved and implemented by the fund, would cause the fund to be in breach of any covenant in any existing or proposed debt instrument of the fund or agreement of the fund with any lender or if approved cannot be implemented by the fund without obtaining the consent or approval of a regulatory body, the shareholder must submit to the fund's secretary (i) evidence satisfactory to the board of the lender's willingness to waive the breach of covenant or that the required regulatory notices, consents or approvals have been given or obtained, as applicable, or (ii) a plan for repayment of the applicable indebtedness and related amounts or a plan to make the requisite notices or obtain the requisite consents or approvals, as applicable, and in each case to the board's satisfaction. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected.

        To be timely, the notice must be delivered to the fund's Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the fund. No shareholder may give notice to nominate or propose other business to the fund's secretary unless the shareholder holds a certificate for all fund shares owned by the shareholder, and a copy of each certificate held by the shareholder must accompany the shareholder's notice in order for the notice to be effective.

        The foregoing description of the procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund is only a summary and is not complete. Copies of each fund's declaration of trust, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder of a fund considering making a nomination or other proposal should carefully review and comply with those provisions of the fund's declaration of trust.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a fund's 2009 annual meeting of shareholders must be received at the fund's principal executive offices on or before October 25, 2008, in order to be considered for inclusion in the fund's proxy statement for its 2009 annual meeting of shareholders. The fund's declaration of trust requires that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the fund's declaration of trust, not later than November 24, 2008 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than October 25, 2008.

SELECTION OF CANDIDATES FOR TRUSTEES

        The nominating committee of each fund selects, or recommends that the board selects, disinterested trustees to be elected by the fund's shareholders. The board nominates any individuals not considered to be disinterested persons (as determined under the 1940 Act) to be elected by shareholders as trustees. The nominating committee of each fund also selects, or recommends that the board selects, disinterested trustees to fill vacancies which may occur from time to time, and the board may also elect trustees not considered to be disinterested persons (as determined under the 1940 Act) to fill vacancies which may occur from time to time. In all instances where the nominating committee does not select and nominate trustees, each board will act upon recommendations made by its nominating committee.

        A purpose of each fund's nominating committee is to consider candidates for election as trustees who are recommended by shareholders. To be considered by the fund's nominating committee, a shareholder nomination must be made in accordance with the provisions of the fund's declaration of trust, including the procedures referred to above under the heading "Shareholder Nominations and Proposals".

        The nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, the nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund's long term best interests. Among the characteristics which the nominating committee considers are the following: the quality of the candidate's past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a trustee of the fund, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2007, none of the funds paid any third party to identify or to assist in the evaluation of any candidate for election to the board.

        Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by a nominating committee.

OFFICERS OF THE FUNDS

        Biographical and other information relating to the executive officers of each fund as of January 29, 2008, is set forth below. The President, the Treasurer and the Secretary of each fund are elected annually by the fund's trustees. Any other officers of a fund may be elected or appointed by the fund's trustees at any time. Unless otherwise indicated, the principal business address of each officer of each fund is 400 Centre Street, Newton, Massachusetts 02458.

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.
Adam D. Portnoy+ (37)	President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).	President and Chief Executive Officer of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2003 to 2006; President, Chief Executive Officer and Director of RMR Advisors—2007 to present; Vice President of RMR Advisors—2003 to 2007; President of RMR Funds Series Trust—inception to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund—2007 to present; Vice President of RMR—2004 to 2007; Vice President of RHR, RFR, RDR, RAP and RAF—inception to 2007; managing trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; managing trustee of Hospitality Properties Trust—2007 to present; managing trustee of Senior Housing Properties Trust—2007 to present; Senior Investment Officer, International Finance Corporation, a member of the World Bank Group—2001 to 2003.

+
Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.
Mark L. Kleifges (47)	Treasurer and Chief Financial Officer: RMR (4); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2002 to 2006; Treasurer of RMR Advisors—2004 to present; Vice President of RMR Advisors—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Treasurer of RMR Funds Series Trust—inception to present.
Jennifer B. Clark (46)	Secretary and Chief Legal Officer: RMR (6); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President and General Counsel of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—1999 to 2006; Secretary of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to present; Assistant Secretary of Hospitality Properties Trust—1996 to present; Assistant Secretary of Senior Housing Properties Trust—1998 to present; Assistant Secretary of Five Star Quality Care, Inc.—2001 to present; Secretary of TravelCenters of America LLC—2007 to present; Secretary of RMR Funds Series Trust—inception to present.
John C. Popeo (47)	Vice President: RMR (5); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Senior Vice President of Reit Management & Research LLC—2006 to present; Treasurer of Reit Management & Research LLC—1997 to present; Vice President of Reit Management & Research LLC—1999 to 2006; Vice President of RMR Advisors—2004 to present; Treasurer of RMR Advisors—2002 to 2004; Treasurer and Chief Financial Officer of HRPT Properties Trust—1997 to present; Vice President of RMR Funds Series Trust—inception to present.
Karen Jacoppo-Wood (41)	Vice President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).
Vice President of RMR Advisors—2007 to present; Vice President of RMR Funds Series Trust—inception to present; Vice President and Managing Counsel, State Street Bank and Trust Company—2006 to 2007; Counsel, Pioneer Investment Management, Inc.—2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004.

Fernando Diaz (39)	Vice President: RMR (1); RHR (1); RFR (1); RDR (1); RAP (1); RAF (1); and RCR (1).
Vice President of RMR Advisors—2007 to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund—2007 to present; Vice President of RMR Funds Series Trust—inception to present; senior REIT analyst and assistant portfolio manager, GID Securities, LLC—2006 to 2007; senior REIT analyst and assistant portfolio manager, State Street Global Advisors/The Tuckerman Group—2001 to 2006.
William J. Sheehan (63)	Chief Compliance Officer and Director of Internal Audit: RMR (4); RHR (4); RFR (4); RDR (3); RAP (2); RAF (1); and RCR (1).
Director of Internal Audit of the funds and Chief Compliance Officer of the funds and of RMR Advisors—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; trustee of Hospitality Properties Trust—1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of January 29, 2008. To each fund's knowledge, no person beneficially owned more than 5% of the fund's respective outstanding common shares, except as set forth below. To each of RMR's, RHR's, RFR's, RDR's and RCR's knowledge, no person beneficially owned more than 5% of the respective fund's outstanding preferred shares. To each fund's knowledge, none of its officers or trustees owned 1% or more of the outstanding common shares of the fund, except as set forth below. To each of RMR's, RHR's, RFR's, RDR's and RCR's knowledge, none of its officers or trustees owned any preferred shares of RMR, RHR, RFR, RDR or RCR. Collectively, to each fund's knowledge, the officers and trustees of the funds beneficially own, as a group, in the aggregate 190,654, 487,839, 262,044, 88,731, 48,403, 5,295 and 55,000 common shares (not including any fractional shares which may be beneficially owned by an officer or trustee) of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, representing 2.79%, 19.63%, 17.66%, 3.35%, 2.76%, 0.11% and 4.38%, respectively, of those respective funds' outstanding common shares. Unless otherwise indicated below, to each fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RMR
Common shares	Claymore Securities Defined Portfolios(1)	421,298		6.17%
Common shares	Bulldog Investors General Partnership(2)	414,500		6.07%
Common shares	Gerard M. Martin(3)	89,428	(4)	1.31%
Common shares	Barry M. Portnoy(3)	79,110	(5)	1.16%
RHR
Common shares	Barry M. Portnoy(3)	245,000	(5)	9.86%
Common shares	Gerard M. Martin(3)	240,000	(4)	9.66%
Common shares	Bulldog Investors General Partnership(6)	230,610		9.28%
RFR
Common shares	Barry M. Portnoy(3)	133,134	(5)	8.97%
Common shares	Gerard M. Martin(3)	127,958	(4)	8.62%
RDR
Common shares	Barry M. Portnoy(3)	46,868	(5)	1.77%
Common shares	Gerard M. Martin(3)	40,403	(4)	1.53%
RAP
Common shares	UBS AG and certain of its subsidiaries(7)	151,754		8.65%
Common shares	Lazard Asset Management LLC(8)	148,104		8.44%
Common shares	Barry M. Portnoy(3)	19,556	(5)	1.11%
RAF
Common shares	Roumell Asset Management, LLC(9)	250,940		5.28%
RCR
Common shares	Barry M. Portnoy(3)	25,000	(5)	1.99%
Common shares	Gerard M. Martin(3)	20,000	(4)	1.59%

(1)
Information based on Schedule 13G, dated January 31, 2008 filed by Claymore Securities, Inc. with the SEC on January 31, 2008. According to this Schedule 13G, the power to dispose and vote these securities lies solely with the various series of the Claymore Securities Defined Portfolios listed therein. Claymore Securities, Inc., as sponsor for the Claymore Securities Defined Portfolios listed therein, has an address of 2455 Corporate West Drive, Lisle, IL 60532.

(2)
Information based on Schedule 13D, dated February 23, 2007 that was jointly filed by Bulldog Investors General Partnership, Phillip Goldstein and Andrew Dakos with the SEC on February 23, 2007. Bulldog Investors General Partnership and Mr. Phillip Goldstein have an address of 60 Heritage Drive, Pleasantville, NY 10570 and Mr. Andrew Dakos has an address of Park 80 West, Plaza Two, Saddle Brook, NJ 07663. According to the Schedule 13D, Mr. Goldstein and Mr. Dakos are self employed investment advisors and each is a principal of Bulldog Investors General Partnership. According to this Schedule 13D, the power to dispose and vote these securities lies solely with Messrs. Goldstein and Dakos.

(3)
The address of each of Messrs. Portnoy and Martin is 400 Centre Street, Newton, Massachusetts 02458.

(4)
Mr. Martin beneficially owns 89,428, 240,000, 127,958, 40,403 and 20,000 common shares of RMR, RHR, RFR, RDR and RCR, respectively, by virtue of his 100% ownership of a corporation, which directly owns those shares. Share amounts listed as beneficially owned by Mr. Martin do not include fractional share amounts.

(5)
Mr. Portnoy beneficially owns 69,238, 240,000, 127,958, 40,403, 14,223, and 20,000 common shares of RMR, RHR, RFR, RDR, RAP and RCR, respectively. Mr. Portnoy's holdings in RMR, RHR, RFR and RDR are by virtue of his 100% ownership of a corporation, which directly owns those shares. Mr. Portnoy beneficially owns 9,872, 5,000, 5,176, 6,465, 5,333 and 5,000 common shares of RMR, RHR, RFR, RDR, RAP and RCR, respectively, by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Share amounts listed as beneficially owned by Mr. Portnoy do not include fractional share amounts.

(6)
Information based on Schedule 13D/A, dated October 15, 2007 filed by Bulldog Investors General Partnership with the SEC on October 16, 2007. Bulldog Investors General Partnership has an address of 60 Heritage Drive, Pleasantville, NY 10570. According to this Schedule 13D/A, the managing general partner of Bulldog Investors General Partnership is Kimball and Winthrop, Inc., and Mr. Phillip Goldstein is the President of Kimball and Winthrop, Inc. Based upon the fact that Bulldog Investors General Partnership did not disclose its affiliation with the Samuels Group (as defined in the second paragraph following these footnotes), RHR has reason to believe that some of the information in the Schedule 13D/A and prior Schedule 13D or 13D/A filings by Bulldog Investors General Partnership with respect to RHR may be inaccurate. RHR has alleged in litigation (discussed below) that Bulldog Investors General Partnership may not have disclosed RHR shares held by certain affiliates, and has not disclosed to whom it allegedly sold 125,000 RHR common shares in February 2007. The relationship Bulldog Investors General Partnership may have with these or other RHR shareholders may affect the total number of RHR shares it is deemed to beneficially own.

(7)
Information based on shares reported to be beneficially owned by UBS AG and its subsidiaries listed in a Schedule 13G, dated February 11, 2008 filed by UBS AG on behalf of itself and its subsidiaries listed therein with the SEC on February 11, 2008. The address of UBS AG is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.

(8)
Information based on shares reported to be beneficially owned by Lazard Asset Management LLC in a Schedule 13G, dated January 31, 2008 filed by Lazard Asset Management LLC with the SEC on February 7, 2008. Lazard Asset Management LLC has an address of 30 Rockefeller Plaza, New York, New York 10112.

(9)
Information based on shares reported to be beneficially owned by Roumell Asset Management, LLC in a Schedule 13G, dated February 11, 2008 filed by Roumell Asset Management, LLC with the SEC on February 12, 2008. Roumell Asset Management, LLC has an address of 2 Wisconsin Circle, Suite 660, Chevy Chase, MD 20815. According to this Schedule 13G, Roumell Asset Management, LLC has shared voting power and sole dispositive power over these shares.

        In addition to shares of RAP and RCR held personally by Mr. Adam D. Portnoy, RMR Advisors, of which he is President and a shareholder, owns 5,333 shares of RAP and 5,000 shares of RCR. Share amounts listed as beneficially owned by RMR Advisors do not include fractional share amounts. Mr. Portnoy disclaims beneficial ownership of those shares held by RMR Advisors, except to the extent that he may have a pecuniary interest therein.

        RHR is currently involved in litigation with its shareholder Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein, and various affiliated entities and persons. Among other matters, this litigation relates to the enforceability of the provision in RHR's declaration of trust that restricts any one person or group of persons from owning more than 9.8% of RHR's shares. Pursuant to RHR's declaration of trust, shares owned in excess of the ownership limitation are subject to transfer to a charitable trust, and the charitable trust acquires certain rights with respect to those excess shares. Based on the Schedule 13D and amendments to Schedule 13D filed with the SEC by Bulldog Investors General Partnership with respect to RHR, Bulldog Investors General Partnership claimed to have beneficial ownership of at least 124,870 RHR common shares in excess of the ownership limitation as of the record date, December 11, 2006, for RHR's 2007 annual meeting of shareholders, which was held on March 8, 2007. On December 6, 2006, pursuant to RHR's declaration of trust, RHR appointed Adrian Overstreet as charitable trustee of the charitable trust with respect to the RHR shares Bulldog Investors General Partnership claimed to beneficially own in excess of the ownership limitation. Pursuant to RHR's declaration of trust, the charitable trustee voted those 124,870 excess RHR common shares at RHR's 2007 annual meeting of shareholders. Subsequent to the record date for the RHR 2007 annual meeting of shareholders, on February 5, 2007, Bulldog Investors General Partnership filed an Amendment No. 4 to Schedule 13D with the SEC on behalf of Bulldog Investors General Partnership with respect to RHR. In that filing, Bulldog Investors General Partnership reported that it had sold 125,000 RHR common shares on February 2, 2007, which exceeded the 124,870 RHR common shares Bulldog Investors General Partnership previously reported beneficially owning in excess of the ownership limitation. As there were not any additional RHR shareholder record dates from December 11, 2006 through February 2, 2007, as of immediately following RHR's 2007 annual meeting of shareholders, the charitable trustee ceased to have any voting power over any of the shares reported by Bulldog Investors General Partnership as being sold by it on February 2, 2007. As the charitable trustee does not possess any voting or dispositive power over any of those sold RHR common shares, it does not beneficially own those shares within the meaning of Rule 13d-3 under the Exchange Act. RHR understands that Samuels Asset Management Inc. and certain of its affiliates (collectively, the "Samuels Group") may beneficially own RHR common shares and RHR believes that the Samuels Group may be affiliated or act as a member of a group with Bulldog Investors General Partnership and its affiliates but that RHR common shares beneficially owned by the Samuels Group may not be included in the number of RHR common shares claimed to be beneficially owned by Bulldog Investors General Partnership in its Schedule 13D and amendments to Schedule 13D filings with the SEC with respect to RHR. The number of RHR common shares beneficially owned by the charitable trustee within the meaning of Rule 13d-3 under the Exchange Act is, therefore, uncertain but in any event is not known by RHR to exceed five percent of RHR's outstanding common shares.

        The following table sets forth, for each trustee and nominee, the aggregate dollar range of each fund's equity securities beneficially owned and equity securities in all of the funds in the same family of investment companies overseen or to be overseen by each fund trustee or nominee beneficially owned as of January 29, 2008. The information as to beneficial ownership is based on statements furnished to the funds by such trustees and nominees.

Name	Dollar range of equity securities in RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR
Interested Trustees
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gerard M. Martin	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Disinterested Trustees
John L. Harrington	Over $100,000	None	None	None
Frank J. Bailey	$10,001—$50,000	None	None	None
Arthur G. Koumantzelis	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000

Name	Dollar range of equity securities in RAP	Dollar range of equity securities in RAF	Dollar range of equity securities in RCR	Aggregate dollar range of equity securities in all of the funds overseen by the trustees or nominee in the family of investment companies*
Interested Trustees
Barry M. Portnoy	Over $100,000	$50,001—$100,000†	Over $100,000	Over $100,000
Gerard M. Martin	Over $100,000	None	Over $100,000	Over $100,000
Disinterested Trustees
John L. Harrington	None	None	None	Over $100,000
Frank J. Bailey	None	None	None	$10,001—$50,000
Arthur G. Koumantzelis	$1—$10,000	None	None	$1—$10,000

†
5,000 common shares are held indirectly by virtue of Mr. Portnoy's ownership of RMR Advisors.

*
This column includes the aggregate dollar range of equity securities of the funds and RMR Real Estate Securities Fund, which is part of the same family of investment companies as each of the funds and which together comprise the RMR Funds, beneficially owned by each trustee and nominee.

        RMR Advisors is an affiliate of Reit Management & Research LLC ("Reit Management"), a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets forth for each disinterested trustee of the funds information regarding securities beneficially owned by them of those companies that Reit Management provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$286,648	*
John L. Harrington	Senior Housing Properties Trust	Common	$167,400	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$16,878	*
John L. Harrington	TravelCenters of America LLC	Common	$9,508	*
Frank J. Bailey	Hospitality Properties Trust	Common	$94,276	*
Frank J. Bailey	TravelCenters of America LLC	Common	$2,776	*
Frank J. Bailey	Senior Housing Properties Trust	Common	$145,080	*
Arthur G. Koumantzelis	HRPT Properties Trust	Common	$37,169	*
Arthur G. Koumantzelis	Hospitality Properties Trust	Common	$189,023	*
Arthur G. Koumantzelis	Senior Housing Properties Trust	Common	$63,119	*
Arthur G. Koumantzelis	Five Star Quality Care, Inc.	Common	$143,071	*
Arthur G. Koumantzelis	TravelCenters of America LLC	Common	$27,911	*

†
As of January 29, 2008.

*
Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as the funds' investment advisors and their officers and directors, file reports of ownership and changes in ownership of securities with the SEC and AMEX. A fund's executive officers, trustees, and greater than 10% shareholders, as well as the funds' investment advisors and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of these reports furnished or written representations that no such reports were required, each fund believes that, during 2007, except as discussed below, all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as RMR Advisors and its officers and directors (and with respect to RAP and RAF, their subadvisor and the subadvisor's officers and directors), were timely met.

        RHR has not received any reports filed pursuant to Section 16(a) of the Exchange Act by Bulldog Investors General Partnership or Mr. Phillip Goldstein, nor has Bulldog Investors General Partnership or Mr. Goldstein represented to RHR that no such reports were required. Also, the information in public filings made by Bulldog Investors General Partnership appears to contradict information in letters RHR has received from Mr. Goldstein and Bulldog Investors General Partnership. RHR is not aware of any basis for Bulldog Investors General Partnership or Mr. Goldstein to have been exempted from the requirement to file reports pursuant to Section 16(a) of the Exchange Act or from the requirement to provide copies of such reports to RHR. Accordingly, RHR believes that Bulldog Investors General Partnership and Mr. Goldstein have violated the requirements under Section 16(a) of the Exchange Act.

OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR

        RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment advisor, manager and administrator for each fund. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank and Trust Company, located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is each fund's sub-administrator. MacarthurCook Investment Managers Limited serves as a subadvisor to RAP and RAF and its business address is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

        The fund advisory agreements with RMR Advisors were initially approved by the shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR in 2003, 2004, 2004, 2005, 2006, 2007 and 2007, respectively. On October 11, 2007, the trustees of each of RMR, RHR, RFR, RDR and RAP approved the continuation of the investment advisory agreement with RMR Advisors and the continuation of the administration agreement with RMR Advisors. The trustees of RAF and RCR approved each fund's investment advisory agreement with RMR Advisors and each fund's administration agreement with RMR Advisors for a two year period on February 12, 2007 and July 12, 2007, respectively. Each advisory agreement calls for fees to RMR Advisors equal to an annual percentage of each fund's managed assets of 0.85% for each of RMR, RHR, RFR and RDR and 1.00% for each of RAP, RAF and RCR. As of December 31, 2007, the managed assets of RMR, RHR, RFR, RDR, RAP, RAF and RCR were approximately $137 million, $69 million, $38 million, $50 million, $36 million $86 million and $23 million, respectively. A fund's managed assets are equal to the net asset value of that fund's common shares plus the liquidation preference of that fund's preferred shares and the principal amount of that fund's borrowings outstanding, if any. For the first five years following the closing of RMR's, RHR's, RFR's, RAP's, RAF's and RDR's first public offering of common shares, RMR Advisors has contractually agreed to waive fees equal to an annual percentage of 0.25% of the managed assets of RMR, RHR, RFR, RAP and RAF, and 0.55% of RDR's managed assets. During 2007, advisory fees, net of contractual waivers, were $1,028,910, $513,427, $308,006, $190,255, $343,016, $387,533 and $7,853 for RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively. Neither RMR Advisors nor any of its affiliated companies receive compensation from any of the funds other than pursuant to the advisory fees described herein and each fund's administration agreement.

        The trustees of each of RAP and RAF approved the investment subadvisory agreement among its respective fund, RMR Advisors and its respective fund's subadvisor on October 11, 2007 and May 23, 2007, respectively. RAP and RAF do not pay their subadvisor for services under their respective investment subadvisory agreements, but RMR Advisors pays the subadvisor monthly fees equal to an annual rate of 0.375% of each of RAP's and RAF's average daily managed assets. However, the fees payable by RMR Advisors to the subadvisor will be equal to 0.25% of each of RAP's and RAF's average daily managed assets until May 25, 2011 and May 25, 2012, respectively.

        To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank and Trust Company that totaled $109,271, $108,000, $108,000, $108,007, $107,769, $63,793, and $7,500 for RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, in 2007. Each fund's board of trustees, and separately each fund's disinterested trustees, authorized (i) reimbursement payments to RMR Advisors by its fund for services of a chief compliance officer and internal audit services that totaled $29,725, $29,725, $29,725, $29,725, $29,725, $17,781, and $0 for RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, for 2007; and (ii) the joint participation of RMR Advisors and the funds in certain insurance policies, for which payments were made by RMR, RHR, RFR, RDR, RAP, RAF and RCR that totaled $17,892, $15,409, $17,892, $15,044, $17,892, $10,834, and $0, respectively, during the fiscal year ended December 31, 2007.

        Under the terms of the funds' advisory agreements with RMR Advisors, RMR Advisors provides each fund with an investment program, makes investment decisions for each fund (other than RAP and RAF) and manages (except as referred to below) each fund's business affairs in accordance with that fund's investment objectives and policies, subject to the general supervision of that fund's board. RMR Advisors also provides persons satisfactory to each board to serve as the fund's officers. The advisory agreements for RMR, RHR, RFR, RDR and RAP continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. After the initial two-year term, the advisory agreements for RAF and RCR continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund's advisory agreement may be terminated by a majority of that fund's trustees or by proper vote of that fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each fund terminates automatically on its assignment.

        Pursuant to each of RAP's and RAF's investment subadvisory agreements with RMR Advisors and the subadvisor, the subadvisor makes investment decisions for each of those funds and generally manages their respective assets in accordance with their investment objectives and policies, subject to the general supervision of RMR Advisors and the fund's board. The investment subadvisory agreements will remain in effect until December 12, 2008 and May 22, 2009 for RAP and RAF, respectively, and from year to year thereafter if approved annually (i) by the respective fund's board or by the holders of a majority of the respective fund's outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons", as defined in the 1940 Act, of any party to each investment subadvisory agreement. So long as the 1940 Act requires such, each subadvisory investment agreement may be terminated (i) by RAP and RAF at any time upon giving the subadvisor sixty days' notice and payment of compensation earned prior to such termination, provided that the termination by RAP or RAF is approved by the vote of a majority of the respective fund's trustees or by the vote of a majority of the respective fund's voting securities, as determined by the 1940 Act, or (ii) by the subadvisor on 120 days' prior notice to the respective fund. The investment subadvisory agreement of each of RAP and RAF terminates automatically on its assignment.

        RMR Advisors is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2007, the entities managed by RMR Advisors and Reit Management have a total market capitalization of approximately $14 billion.

DIRECTORS AND OFFICERS OF RMR ADVISORS

        Information as of January 29, 2008 relating to the directors and officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of RMR Advisors. Additional biographical information about RMR Advisors' directors and officers can be found elsewhere in this joint proxy statement.

Name (age)	Position	Date position was acquired
Adam D. Portnoy (37)	Owner, President, Chief Executive Officer and Director	October 2006 (Owner); May 2007 (President, Chief Executive Officer and Director)
Barry M. Portnoy (62)	Owner, Director and Vice President	July 2002
Gerard M. Martin (73)	Director and Vice President	July 2002
Mark L. Kleifges (47)	Treasurer	September 2004
Jennifer B. Clark (46)	Secretary	July 2002
John C. Popeo (47)	Vice President	September 2004
Karen Jacoppo-Wood (41)	Vice President	May 2007
Fernando Diaz (39)	Vice President	May 2007
William J. Sheehan (63)	Chief Compliance Officer	September 2004

Messrs. Martin and Barry M. Portnoy are trustees of the funds, and Messrs. Adam D. Portnoy, Kleifges, Popeo, Diaz and Sheehan and Ms. Clark and Ms. Jacoppo-Wood are officers of the funds.

AUDIT COMMITTEE REPORT

        In the course of its oversight of the fund's financial reporting process, the audit committee of each fund has: (1) reviewed and discussed with management each fund's 2007 audited financial statements for the period ended December 31, 2007; (2) discussed with Ernst & Young LLP, each fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time. Based on the foregoing review and discussions, each audit committee recommended to its respective board that its respective fund's audited financial statements be included in the fund's 2007 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE
 of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund, and RMR Dividend Capture Fund,
John L. Harrington, Chairman
Frank J. Bailey
Arthur G. Koumantzelis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Each board at its respective meeting on February 20, 2008, appointed Ernst & Young LLP as the respective fund's independent registered public accountants for 2008. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

        The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund's fiscal year is a calendar year) were as follows:

	2006
	RMR	RHR	RFR	RDR	RAP	RAF*	RCR*
Audit fees	$35,000	$35,000	$35,000	$35,000	$30,000	—	—
Audit related fees	12,000	12,000	12,000	12,000	24,000	—	—
Tax fees	8,400	8,400	8,400	8,400	1,750	—	—

Subtotal	55,400	55,400	55,400	55,400	55,750	—	—
All other fees	—	—	—	—	—	—	—

Ernst & Young LLP total fees	$55,400	$55,400	$55,400	$55,400	$55,750	—	—

	2007
	RMR	RHR	RFR	RDR	RAP	RAF	RCR
Audit fees	$36,000	$36,000	$36,000	$36,000	$36,000	$31,000	$31,000
Audit related fees	12,000	12,000	12,000	12,000	—	24,000	24,000
Tax fees	8,800	8,800	8,800	8,800	14,150	—	—

Subtotal	56,800	56,800	56,800	56,800	50,150	55,000	55,000
All other fees	—	—	—	—	—	—	—

Ernst & Young LLP total fees	$56,800	$56,800	$56,800	$56,800	$50,150	$55,000	$55,000

*
RAF and RCR had no operations in 2006.

        Each fund's audit committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the fund's independent registered public accountants unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of each of the funds is responsible to report to the applicable audit committee regarding compliance with these policies.

        The audit committee of a fund will not approve engagements of the fund's independent registered public accountants to perform non-audit services if doing so will cause the independent registered public accountants to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, the audit committee considers, among other things, whether the fund's independent registered public accountants are able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to RMR Advisors or any entity controlling, controlled by or under common control with RMR Advisors that provides ongoing services to the funds in 2007 or 2006.

        All services in 2006 and 2007 for which a fund engaged its independent registered public accountants were approved by the fund's audit committee. The audit related services provided by Ernst & Young LLP to the funds in 2006 and 2007 were for the issuance of agreed upon procedure reports to rating agencies. The only non-audit services provided by Ernst & Young LLP to the funds in 2006 and 2007 were for tax services. These tax services involved reviewing the funds' tax reporting and tax compliance procedures. Each audit committee of the funds determined that the non-audit services provided by Ernst & Young LLP to the applicable fund, RMR Advisors and any entity controlling, controlled by or under common control with RMR Advisors that provides ongoing services to the funds were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of each of the funds. When considering the engagement of Ernst & Young LLP, each audit committee of the funds considered the working relationship of its fund with Ernst & Young LLP, determined the fees for audit and non-audit services to its fund to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services to its fund. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2006 and 2007 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this joint proxy statement or a fund's annual report may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of either document to you, if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

OTHER MATTERS

        At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the boards,

JENNIFER B. CLARK, Secretary of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund
Newton, Massachusetts February 22, 2008

IMPORTANT

        If your shares are held in your own name, please sign, date and return the enclosed proxy card today. If your shares are held in "street name" through a broker, bank, nominee or other institution, please contact the person responsible for your account and give instructions on how to vote your shares.

        If you have any questions or need assistance in voting your shares, please call the firm assisting the funds in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Banks and Brokers Call Collect at (212) 750-5833
Other Shareholders Call Toll Free at (877) 750-9496

RMR REAL ESTATE FUND
RMR HOSPITALITY AND REAL ESTATE FUND
RMR F.I.R.E. FUND
RMR PREFERRED DIVIDEND FUND
RMR ASIA PACIFIC REAL ESTATE FUND
RMR ASIA REAL ESTATE FUND
RMR DIVIDEND CAPTURE FUND

For the Annual Meeting of Shareholders
To be held on Monday, April 7, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

        The undersigned shareholder of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and/or RMR Dividend Capture Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, hereby appoints Adam D. Portnoy, Gerard M. Martin and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held on Monday, April 7, 2008, at 9:30 a.m. (Eastern Daylight Savings Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s). The undersigned acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement and revokes any proxy heretofore given with respect to the meeting(s).

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSAL 1. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING(S) OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

        PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR REAL ESTATE FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR HOSPITALITY AND REAL ESTATE FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR F.I.R.E. FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR PREFERRED DIVIDEND FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR ASIA PACIFIC REAL ESTATE FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR ASIA REAL ESTATE FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒	Please mark vote as in this example.

RMR DIVIDEND CAPTURE FUND

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW

	FOR NOMINEE	WITHHOLD AUTHORITY FOR NOMINEE
Proposal 1: Election of Trustee in Class I: Nominee: John L. Harrington	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
Date:	, 2008

Signature
Signature (if jointly held)
Title
NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

QuickLinks

SOLICITATION OF PROXIES
INFORMATION REGARDING NOMINEE AND TRUSTEES OF THE FUNDS
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUNDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR
DIRECTORS AND OFFICERS OF RMR ADVISORS
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT